www.ziffdavis.com©2023 Ziff Davis. All rights reserved. SECOND QUARTER 2023 RESULTS August 3, 2023

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2023 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. These forward-looking statements are based on management’s expectations or beliefs as of August 3, 2023. Readers should carefully review the Risk Factors slide of this presentation, as well as the risk factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2023 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Digital media and cloud services growth • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of August 3, 2023 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Capitalized terms not otherwise defined in this presentation have the meanings set forth in Ziff Davis' August 3, 2023 earnings press release. Third-Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") and are designed to supplement, and not substitute, Ziff Davis’ financial information presented in accordance with GAAP. The non-GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’ future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Divested Businesses Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented giving effect to the February 2021 divestiture of the Voice assets in the United Kingdom, as well as the September 2021 sale of the Company’s B2B Backup businesses, together, (the “Divested Businesses”), and the separation of Consensus Cloud Solutions, Inc. (“Consensus”) as described in the Form 10 filed by Consensus with the Securities and Exchange Commission, as if they had occurred prior to the periods presented. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation include, but are not limited to, our ability and intention to: • Achieve business and financial objectives in light of burdensome domestic and international telecommunications, internet or other regulations, including regulations related to data privacy, access, security, retention, and sharing; • Successfully manage our growth, including but not limited to our operational and personnel-related resources, and integration of newly acquired businesses; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, patents, trademarks and domain names, and avoid infringing upon the proprietary rights of others; • Manage certain risks associated with environmental, social and governmental matters, including related reporting obligations, that could adversely affect our reputation and performance; • Recruit and retain key personnel; • Avoid disruptions to our operations, financial position, and reputation as a result of the collapse of certain banks and potentially other financial institutions; and • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2023 with the SEC and the other reports we file from time to time with the SEC. • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of an economic downturn or recession, continuing inflation, continuing supply chain disruptions and other factors and their related impact on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per user; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and businesses plans while satisfying restrictive covenants relating to debt obligations; • Acquire businesses on acceptable terms and successfully integrate and realize anticipated synergies from such acquisitions; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunication taxes; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors whose financial condition will not negatively impact the services they provide; • Create compelling digital media content causing increased traffic and advertising levels and additional advertisers or an increase in advertising spend, and effectively target digital media advertisements to desired audiences; • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure or security breach; effectively maintaining and managing our billing systems; time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; Risk Factors

4 Q2 2023 Consolidated Financial Snapshot (1) 1. See slides 12-16 for a GAAP reconciliation of Adjusted EBITDA and Adjusted Diluted EPS.

5 1. Figures exclude any intercompany eliminations. 2. Net Advertising Revenue Retention = (Revenue Recognized by Prior Year Advertisers in Current Year Period (excluding revenue from acquisitions during the stub period)) / (Revenue Recognized by Prior Year Advertisers in Prior Year Period (excluding revenue from acquisitions during the stub period)). Excludes advertisers that generated less than $10,000 of revenue in the measurement period; combined retention is the weighted average net advertising revenue retention of the company. 3. Excludes advertisers that spent less than $2,500 in the quarter within certain divisions. 4. Total gross quarterly advertising revenues divided by advertisers as defined in footnote (3). Advertising Performance Quarterly Advertising Metrics Q1 Q2 Q3 Q4 Q1 Q2 Net Revenue Retention (2) 106.6% 99.6% 94.1% 92.0% 91.2% 89.8% Advertisers (3) 1,950 2,016 1,953 2,044 1,737 1,924 Quarterly Revenue per Advertiser (4) $87,214 $93,848 $95,710 $118,370 $89,857 $91,000 2022 2023

Subscription Performance

Quarterly Revenues (1)
(in millions)



$138
3%
$141
Q2 2022
Q2 2023

TTM Revenues (1)
(in millions)



$544
4%
$567
TTM Q2 2022
TTM Q2 2023

Quarterly Subscription Metrics (2)

	2022				2023	
	Q1	Q2	Q3	Q4	Q1	Q2
Subscribers (3)	2,202	2,475	3,146	3,144	3,138	3,175
Average Quarterly Revenue per Subscriber (4)	$61.81	$55.69	$45.45	$44.67	$45.31	$44.51
Churn Rate (5)	3.53%	3.12%	3.71%	4.03%	3.33%	3.51%

1. Figures exclude any intercompany eliminations.
2. Subscription metrics in prior periods in the table above have been adjusted for our Cybersecurity & Martech business as a result of gaining greater transparency into a reseller relationship enabling us to identify the underlying subscribers served by the reseller. Further, additional adjustments have been made to subscribers in the Cybersecurity & Martech business to further conform to the Company's subscriber definition. As a result, 2022 Subscription metrics were adjusted as follows: Subscribers for Q1, Q2, Q3, and Q4 were increased by 70, 82, 95, and 112 thousand, respectively; Average Quarterly Revenue per Subscriber for Q1, Q2, Q3, and Q4 decreased by ($2.04), ($1.95), ($1.42), and ($1.65), respectively; and Churn Rate for Q1, Q2, Q3, and Q4 increased by 0.31%, 0.20%, 0.16%, and 0.23%, respectively. 2023 Subscription metrics were adjusted as follows for Q1: Subscribers increased by 122 thousand; Average Quarterly Revenue per Subscriber decreased by ($1.83); and Churn Rate increased by 0.05%.
3. Quarterly average of the month-end subscriber counts; inclusive of the Digital Media and Cybersecurity & Martech Businesses. A subscriber is defined a direct customer, including customers who have paused but not cancelled their subscription. If there is a reseller or a partner without visibility into the number of underlying subscribers served by the reseller, they are counted as one subscriber. Figures are listed in 000s.
4. Total gross quarterly subscription revenues divided by subscribers as defined in footnote (3);
5. "Churn Rate" = A / B. A = (average revenue per subscription in the prior month) x (number of cancels in current month), calculated at each business and aggregated. B = subscription revenue in the current month, calculated at each business and aggregated. Churn rate is presented on a quarterly basis. For Ookla, this is calculated by taking the sum of the monthly revenue from the specific cancelled agreements.

6

7 1. The Company considers revenue from an acquired business to become organic revenue in the first month in which the Company can compare that full month in the current year against the corresponding full month under its ownership in the prior year. Organic Growth (1) Year over Year Growth Rates Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Organic Revenue (1) 9% 20% 12% 2% 10% (3%) (5%) (7%) (7%) (5%) (6%) (6%) Total Revenue 29% 42% 35% 10% 27% 5% 2% (1%) (3%) 1% (3%) (3%) 20232021 2022

8 Ziff Davis Capital Structure 1. Includes Ziff Davis’ retained stake in Consensus Cloud Solutions, Inc. 2. Reflects the face amount of the outstanding debt. ($ millions) June 30, 2023 Cash and Cash Equivalents $679 Short-term Investments (1) 36 Long-term Investments 114 Total Cash and Investments $829 4.625% High-Yield Notes $460 1.75% Convertible Notes 550 Total Gross Debt (2) $1,010 Multiple of Q2 2023 TTM Adj. EBITDA Gross Debt $1,010 2.1x Gross Debt less Cash $331 0.7x Gross Debt less Cash and Investments $181 0.4x

2023 FINANCIAL GUIDANCE

10 2023 Guidance (Forward-Looking Statements) 1. Refer to slides 12-16 for examples of adjustments to Adjusted EBITDA and Adjusted Diluted EPS. A reconciliation of forward-looking Adjusted EBITDA and Adjusted Diluted EPS to the corresponding GAAP guidance financial measures is not available without unreasonable effort due, primarily, to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise in the future. Ziff Davis reaffirms its annual guidance of Revenues, Adjusted EBITDA, and Adjusted Diluted EPS (1) $ in millions, except for per share amounts Low Midpoint High Midpoint YoY % Increase vs 2022A Revenue $1,350 $1,379 $1,408 (0.9%) Adjusted EBITDA (1) $479 $497 $514 (2.0%) Adjusted Diluted EPS (1) $6.02 $6.28 $6.54 (5.6%) Ziff Davis FY 2023 Guidance Range

SUPPLEMENTAL INFORMATION

12 GAAP Reconciliation – Adjusted EBITDA Note: Adjusted EBITDA is defined as Net income (loss) with adjustments to reflect the addition or elimination of certain items including: Interest expense, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short- term investments held at the reporting date, including the unrealized (gain) loss on our investment in Consensus Cloud Solutions, Inc. (“Consensus”); (Gain) loss on investments, net; Other (income) expense, net; Income tax (benefit) expense; (Income) loss from equity method investments, net; Depreciation and amortization; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Goodwill impairment on business. $ in 000's Ziff Davis 2022 2023 Net (loss) income (46,436)$ 16,679$ Interest expense, net 9,569 10,483 Gain on debt extinguishment, net (2,613) - Unrealized loss on short-term investments held at the reporting date 27,317 3,196 Loss on investments, net 48,243 - Other (income) loss, net (6,345) 1,503 Income tax expense 10,051 6,461 Loss (gain) from equity method investment, net 6,101 (927) Depreciation and amortization 59,872 56,856 Share-based compensation 7,703 9,217 Acquisition, integration and other costs 3,431 3,369 Disposal related costs 65 60 Lease asset Impairments and other charges 1,079 (221) Adjusted EBITDA 118,037$ 106,676$ Three Months Ended June 30,

Q2 2023 and 2022 Reconciliation of GAAP to Non-GAAP Financial Measures

Q2 2023 $ in 000's	GAAP amount	Interest Costs	(Gain) loss on sale of business	Unrealized (gain) loss on short-term investments held at the reporting date	(Gain) loss on investments, net	Income (loss) from equity method investment, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Adjusted non-GAAP amount
Cost of revenues	$47,421	$-	$-	$-	$-	$-	($189)	($94)	($101)	$-	$-	$47,037
Sales and marketing	$119,934	-	-	-	-	-	-	(1,038)	(653)	-	-	$118,243
Research, development, and engineering	$17,817	-	-	-	-	-	-	(958)	(133)	-	-	$16,726
General and administrative	$101,949	-	-	-	-	1,500	(33,732)	(7,127)	(2,482)	(60)	221	$60,269
Interest expense, net	($10,483)	7,346	-	-	-	-	-	-	-	-	-	($3,137)
Unrealized loss on short-term investments held at period end	($3,196)	-	-	3,196	-	-	-	-	-	-	-	$-
Other loss, net	($1,503)	-	118	-	-	-	-	-	-	-	-	($1,385)
Income tax expense	($6,461)	(1,837)	(30)	(780)	-	375	(8,125)	(2,036)	(793)	(16)	61	($19,642)
Loss from equity method investment, net	($573)	-	-	-	-	573	-	-	-	-	-	$-
Total non-GAAP Adjustments		$5,509	$88	$2,416	-	($552)	$25,796	$7,181	$2,576	$44	($160)	

Q2 2022 $ in 000's	GAAP amount	Interest Costs	(Gain) loss on sale of business	Unrealized (gain) loss on short-term investments held at the reporting date	(Gain) loss on debt extinguishment, net	Income (loss) from equity method investment, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Adjusted non-GAAP amount
Cost of revenues	$46,004	$-	$-	$-	$-	$-	($259)	($142)	($2)	$-	$-	$45,601
Sales and marketing	$123,777	-	-	-	-	-	-	(1,106)	(1,219)	-	(438)	$121,014
Research, development, and engineering	$19,721	-	-	-	-	-	-	(851)	(195)	-	-	$18,675
General and administrative	$101,967	-	-	-	-	-	(41,642)	(5,604)	(2,015)	(64)	(641)	$52,001
Interest expense, net	($9,569)	110	-	-	-	-	-	-	-	-	-	($9,459)
Gain on debt extinguishment, net	$2,613	-	(3,069)	-	-	-	-	-	-	-	-	($456)
Loss on investment, net	($48,243)	-	-	-	48,243	-	-	-	-	-	-	$-
Unrealized loss on short-term investments held at period end	($27,317)	-	-	27,317	-	-	-	-	-	-	-	$-
Other income, net	$6,345	-	-	-	(174)	-	-	-	-	-	-	$6,171
Income tax expense	($10,051)	(27)	760	(1,044)	42	-	(9,837)	(905)	(805)	241	(271)	($21,897)
Loss from equity method investment, net	($6,101)	-	-	-	-	6,101	-	-	-	-	-	$-
Total non-GAAP Adjustments		$83	($2,309)	$26,273	$48,111	$6,101	$32,064	$6,798	$2,626	$305	$808	

Ziff Davis
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14 GAAP Reconciliation – Free Cash Flow (1) 1. Free cash flow is defined as net cash provided by operating activities, less purchases of property and equipment, plus changes in contingent consideration. $ in 000's Ziff Davis 2022 2023 2022 2023 Net cash provided by operating activities 75,973$ 39,728$ 192,484$ 155,035$ Less: Purchases of property and equipment (23,374) (25,233) (53,876) (55,250) Free cash flow (1) 52,599$ 14,495$ 138,608$ 99,785$ Three Months Ended June 30, Six Months Ended June 30,

Quarterly Adjusted Income Statement Excluding the Divested Businesses

$ in 000's (except for per share amounts)	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
Advertising	$ 177,288	$ 198,385	$ 198,794	$ 263,608	$ 170,067	$ 189,198	$ 186,922	$ 241,949	$156,082	$ 175,083
Subscriptions	117,937	124,591	135,488	134,451	136,070	137,811	142,972	140,467	142,164	141,357
Other	3,961	7,293	11,625	10,992	9,184	10,601	12,195	14,363	8,981	9,626
Less : Intercompany Eliminations	(118)	(292)	(356)	(423)	(253)	(254)	(215)	(79)	(85)	(50)
Adjusted Revenues	$ 299,068	$ 329,977	$ 345,551	$ 408,628	$ 315,068	$ 337,356	$ 341,874	$ 396,700	$307,142	$ 326,016
Cost of Revenues	37,906	44,306	45,797	45,286	45,686	45,599	52,233	50,329	45,373	47,037
Sales and Marketing	105,048	118,479	124,178	137,513	116,503	121,014	118,580	125,303	113,577	118,243
Research, Development and Engineering	18,679	16,764	18,319	20,923	17,580	18,675	16,910	17,227	16,956	16,726
General and Administrative	55,776	53,253	57,532	59,778	52,079	52,002	53,315	56,195	58,011	60,269
Adjusted Operating Income	$ 81,659	$ 97,175	$ 99,725	$ 145,128	$ 83,220	$ 100,066	$ 100,836	$ 147,646	$ 73,225	$ 83,741
Add: Depreciation	14,244	14,899	15,613	16,487	17,568	17,971	19,278	20,658	21,108	22,935
Adjusted EBITDA	$ 95,903	$ 112,074	$ 115,338	$ 161,615	$ 100,788	$ 118,037	$ 120,114	$ 168,304	$ 94,333	$ 106,676
Adjusted Net Income (1)	53,066	63,230	66,085	105,064	57,929	74,425	74,269	105,963	51,726	59,577
Adjusted Diluted EPS (2) excluding divested businesses	$1.19	$1.41	$1.40	$2.18	$1.23	$1.58	$1.58	$2.26	$1.10	$1.27

1. Adjusted net income (loss) is defined as Net income (loss) with adjustments to reflect the addition or elimination of certain statement of operations items including, but not limited to: Interest costs related to the difference between the imputed and coupon interest expense associated with the 4.625% Senior Notes and a charge that the Company determined to be penalty interest associated with 1.75% Convertible Notes in each period presented; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date, including the unrealized (gain) loss on our investment in Consensus; (Gain) loss on investments, net; (Income) loss from equity method investments, net; Amortization of patents and intangible assets that we acquired; Goodwill impairment on business; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Dilutive effect of the convertible debt.
2. Adjusted Diluted EPS is calculated by dividing Adjusted net income (loss) by the diluted weighted average shares of common stock outstanding that excludes the effect of convertible debt dilution.

Ziff Davis

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Reconciliation of Financial Results Excluding the Divested Businesses

$ in 000's (except for per share amounts)	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
Revenues										
Stated Revenues	$ 311,657	$ 341,293	$ 355,144	$ 408,628	$ 315,068	$ 337,356	$ 341,874	$ 396,700	$ 307,142	$ 326,016
Adjustments	(12,589)	(11,316)	(9,593)	-	-	-	-	-	-	-
Total Adjusted Revenues	$ 299,068	$ 329,977	$ 345,551	$ 408,628	$ 315,068	$ 337,356	$ 341,874	$ 396,700	$ 307,142	$ 326,016
Cost of Revenues										
Stated Cost of Revenues	$ 43,137	$ 48,333	$ 49,062	$ 45,286	$ 45,686	$ 45,599	$ 52,233	$ 50,329	$ 45,373	$ 47,037
Adjustments	(5,231)	(4,027)	(3,265)	-	-	-	-	-	-	-
Total Adjusted Cost of Revenues	$ 37,906	$ 44,306	$ 45,797	$ 45,286	$ 45,686	$ 45,599	$ 52,233	$ 50,329	$ 45,373	$ 47,037
Sales and Marketing										
Stated Sales and Marketing	$ 106,848	$ 120,166	$ 125,410	$ 137,513	$ 116,503	$ 121,014	$ 118,580	$ 125,303	$ 113,577	$ 118,243
Adjustments	(1,800)	(1,687)	(1,232)	-	-	-	-	-	-	-
Total Adjusted Sales and Marketing	$ 105,048	$ 118,479	$ 124,178	$ 137,513	$ 116,503	$ 121,014	$ 118,580	$ 125,303	$ 113,577	$ 118,243
Research, Development and Engineering										
Stated Research, Development and Engineering	$ 18,933	$ 17,041	$ 18,534	$ 20,923	$ 17,580	$ 18,675	$ 16,910	$ 17,227	$ 16,956	$ 16,726
Adjustments	(254)	(277)	(215)	-	-	-	-	-	-	-
Total Adjusted Research, Development and Engineering	$ 18,679	$ 16,764	$ 18,319	$ 20,923	$ 17,580	$ 18,675	$ 16,910	$ 17,227	$ 16,956	$ 16,726
General and Administrative										
Stated General and Administrative	$ 56,903	$ 53,671	$ 58,067	$ 59,778	$ 52,079	$ 52,002	$ 53,315	$ 56,195	$ 58,011	$ 60,269
Adjustments	(1,127)	(418)	(535)	-	-	-	-	-	-	-
Total Adjusted General and Administrative	$ 55,776	$ 53,253	$ 57,532	$ 59,778	$ 52,079	$ 52,002	$ 53,315	$ 56,195	$ 58,011	$ 60,269
Adjusted EBITDA										
Stated Adjusted EBITDA	$ 100,705	$ 116,977	$ 119,709	$ 161,615	$ 100,788	$ 118,037	$ 120,114	$ 168,304	$ 94,333	$ 106,676
Adjustments	(4,802)	(4,903)	(4,371)	-	-	-	-	-	-	-
Total Adjusted EBITDA	$ 95,903	$ 112,074	$ 115,338	$ 161,615	$ 100,788	$ 118,037	$ 120,114	$ 168,304	$ 94,333	$ 106,676
Diluted EPS										
Stated Adjusted Non-GAAP Net Income per Diluted EPS	$ 1.24	$ 1.50	$ 1.49	$ 2.18	$ 1.23	$ 1.58	$ 1.58	$ 2.26	$ 1.10	$ 1.27
Adjustments	(0.05)	(0.09)	(0.09)	-	-	-	-	-	-	-
Total Adjusted Diluted EPS	$ 1.19	$ 1.41	$ 1.40	$ 2.18	$ 1.23	$ 1.58	$ 1.58	$ 2.26	$ 1.10	$ 1.27

Ziff Davis
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